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                                                                  EXHIBIT 10.31

                      TSI TELECOMMUNICATION HOLDINGS, INC.
                           FOUNDERS' STOCK OPTION PLAN

                                    ARTICLE I

                                 PURPOSE OF PLAN

         The Founders' Stock Option Plan (the "PLAN") of TSI Telecommunication Holdings, Inc., a Delaware corporation (the "COMPANY"), adopted by the Board of Directors of the Company on May 16, 2002, for executives and other key employees of the Company, is intended to advance the best interests of the Company and its Subsidiaries by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to remain in its employ. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends. By adopting the plan, the Board wishes to create, during the 5-year term of the Plan, an equity oriented compensation plan for and to reward the founding and future employees who will contribute to the growth of the Company. The stock options granted pursuant to this Plan will enable those employees and others to share in the resulting increase in the equity value of the Company. The Plan is a compensatory benefit plan within the meaning of Rule 701 of the Securities Act and, unless and until the Common Shares (as defined herein) are publicly traded, the issuance of options to purchase Common Shares pursuant to the Plan and the issuance of Common Shares pursuant to such options is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701.

                                   ARTICLE II

                                   DEFINITIONS

         For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

         "AFFILIATE" shall mean, with respect to any Person, any other Person, which, directly or indirectly, controls, is controlled by, or is under common control with such Person.

         "BOARD" shall mean the Board of Directors of the Company.

         "CAUSE" shall mean (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving material dishonesty, material disloyalty, or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into public disgrace or disrepute, (iii) a Participant's failure (other than by reason of Disability) to carry out effectively his or her duties and obligations to the Company or to participate effectively and actively in the management of the Company, as determined in the reasonable judgment of the Board, (iv) gross negligence or willful misconduct with respect to the Company, (v) any


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material breach of the agreement pursuant to which the Participant's Options were granted, or (vi) any material breach of the Participant's employment agreement, if any, with the Company or any Subsidiary.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

         "COMMITTEE" shall mean the committee of the Board that shall be designated by the Board to administer the Plan. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board, a majority of whom, prior to a Sale of the Company, shall be Investor members of the Board.

         "COMMON SHARES" shall mean the Company's non-voting common stock, par value $.001 per share, and any other shares into which such stock may be changed or converted by reason of a recapitalization, reorganization, merger, consolidation, or any other change in the corporate structure or capital stock of the Company.

         "COMPANY" shall mean TSI Telecommunication Holdings, Inc., a Delaware corporation and (except to the extent the context requires otherwise) any subsidiary corporation of TSI Telecommunications Holdings, Inc. as such term is defined in Section 424(f) of the Code.

         "DISABILITY" shall mean the inability, due to documented illness, accident, injury, physical or mental incapacity, or other disability, of any Participant to carry out effectively his or her duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

         "EXPIRATION DATE" shall have the meaning set forth in ARTICLE VI.

         "FAIR MARKET VALUE" of the Common Shares shall mean the fair market value of such stock, taking into account all relevant factors determinative of value, as solely determined by the Committee.

         "INCENTIVE STOCK OPTION" shall have the meaning set forth in ARTICLE V.

         "INVESTORS" shall mean GTCR Fund VII, L.P., a Delaware limited partnership, and any other investment fund managed by GTCR Golder Rauner, L.L.C.

         "NONQUALIFIED STOCK OPTION" shall have the meaning set forth in
ARTICLE V.

         "OPTION AGREEMENT" shall have the meaning set forth in ARTICLE VI.

         "OPTIONS" shall have the meaning set forth in ARTICLE IV.

         "PARTICIPANT" shall mean any executive or other key employee of the Company (including any employee located outside of the United States) who does not have an equity interest in TSI


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Telecommunication Holdings, L.L.C. and has been selected to participate in the
Plan by the Committee.

         "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.

         "PLAN" shall have the meaning set forth in ARTICLE I.

         "PUBLIC OFFERING" shall mean an initial public offering registered under the Securities Act of equity securities of the Company, as approved by the Board and GTCR.

         "SALE OF THE COMPANY" means any transaction or series of transactions as a consequence of which any Person or group of related Persons (other than the Investors and their Affiliates) in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; PROVIDED that a Public Offering shall not constitute a Sale of the Company.

         "SHARES" shall have the meaning set forth in ARTICLE IV.

         "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a "SUBSIDIARY" of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term "SUBSIDIARY" refers to a Subsidiary of the Company.

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                                   ARTICLE III

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in ARTICLE IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions, and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder, and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options or other applicable law. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company, and all other Persons. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee, or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                   ARTICLE IV

                         LIMITATION ON AGGREGATE SHARES

         The number of Common Shares with respect to which options may be granted under the Plan (the "OPTIONS") and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 1,000,000 Common Shares (the "SHARES"); PROVIDED that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of SECTION 6.9 below, and FURTHER PROVIDED that to the extent any Options expire unexercised or are canceled, terminated, or forfeited in any manner without the issuance of Common Shares thereunder, such shares shall again be available under the Plan. The Shares available under the Plan may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine.

                                   ARTICLE V

                                     AWARDS

     5.1 OPTIONS. The Committee may grant Options to Participants in accordance with this ARTICLE V.


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     5.2  FORM OF OPTION.  Options granted under this Plan shall be presumed to be nonqualified stock options (the "NONQUALIFIED STOCK OPTIONS") and are not intended to be incentive stock options within the meaning of Section 422A of the Code or any successor provision ("INCENTIVE STOCK OPTIONS") unless clearly indicated by the Committee in the Option Agreement. The Committee may grant Incentive Stock Options only to eligible employees of the Company or its Subsidiaries (as defined in Section 424(f) of the Code). It is the Company's intent that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such nonqualification, the stock option represented thereby shall be regarded as a Nonqualified Stock Option duly granted under the Plan, PROVIDED that such stock option otherwise meets the Plan's requirements for Nonqualified Stock Options.

     5.3 EXERCISABILITY. Options granted hereunder shall be exercisable at such times and under such circumstances as determined by the Committee and as shall be permissible under the terms of the Plan, and as specified in the Option Agreement.

     5.4 PAYMENT OF EXERCISE PRICE. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the option exercise price. Prior to a Public Offering, payment of the option exercise price shall be made (i) in cash (including check, bank draft, or money order), (ii) in the discretion of the Committee, by delivery of a promissory note (if in accordance with policies approved by the Board), (iii) by delivery of outstanding shares of Common Stock that have been owned by the Participant for a minimum of six months and one day with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options' exercise, (iv) through a "same day sale" commitment from a Participant and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") reasonably acceptable to the Committee whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Option Price and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Option Price directly to the Company, (v) through a "margin" commitment from a Participant and an NASD Dealer reasonably acceptable to the Committee whereby the Participant irrevocably elects to exercise such Participant's Option and to pledge the Option Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Option Price, and whereby the NASD Dealer irrevocably commits upon receipt of the Option Shares to forward the Option Price to the Company, or (vi) by any combination of the foregoing. The methods of payment set forth in clauses (iii) through (v) above shall apply only if there is a public market for the Common Shares.

     5.5 TERMS OF OPTIONS. The term during which each Option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part, in the case of a Nonqualified Stock Option or an Incentive Stock Option (other than as described below), more than ten (10) years from the date it is granted or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the


                                       5


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Company or any of its Subsidiaries, if required by the Code, more than five (5)
years from the date it is granted. All rights to purchase Shares pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an Option only if he or she is, and has continuously since the date the Option was granted, been a director, officer, or employee of or performed other services for the Company or a Subsidiary. Prior to the exercise of an Option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding Option (including any dividend or voting rights).

                                   ARTICLE VI

                               GENERAL PROVISIONS

     6.1 CONDITIONS AND LIMITATIONS ON EXERCISE. Except as otherwise provided in this Plan, Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions, or upon the achievement by the Company of certain performance goals, as the Committee shall decide in each case when the Options are granted.

     6.2 SALE OF THE COMPANY. In the event of a Sale of the Company, the Committee may (i) terminate without payment of any kind any Options that have an exercise price in excess of the Fair Market Value per Common Share (measured as of the date of such Sale of the Company); (ii) terminate any vested Options for a payment in such form as the Committee may determine in an amount equal to the excess of the Fair Market Value per Common Share (measured as of the date of such Sale of the Company) over such Option's exercise price multiplied by the number of Options to be terminated; or (iii) terminate any unvested Options.

     6.3 ORGANIC CHANGE. Except as otherwise provided in this Plan, any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets, or other transaction which is effected in such a way that holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Shares is referred to herein as an "ORGANIC CHANGE." Except as otherwise provided in this Plan, and unless such Options are terminated in accordance with SECTION 6.2 above, after the consummation of any Organic Change, each Participant holding Options shall thereafter have the right to acquire and receive upon exercise thereof, rather than the Common Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Common Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options had such Organic Change not taken place. Except as otherwise provided in this Plan, in any such case, the Company shall make appropriate provision with respect to such Participant's rights and interests to insure that the provisions hereof (including this SECTION 6.3) shall thereafter be applicable to

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the Options (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the exercise price to the value for the Common Shares reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Common Shares acquirable and receivable upon exercise of the Options, if the value so reflected is less than the Fair Market Value of the Common Shares in effect immediately before such Organic Change).

     6.4 WRITTEN AGREEMENT. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "OPTION AGREEMENT") which shall be signed by the Participant and by the Chief Executive Officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Option Agreement.

     6.5 LISTING, REGISTRATION, AND COMPLIANCE WITH LAWS AND REGULATIONS. Options shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, then no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations, and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent, or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, then the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days written notice to the holders thereof.

     6.6 NONTRANSFERABILITY. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

          i. by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

          ii. to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Option Agreement.

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     6.7   EXPIRATION OF OPTIONS.

          (a) NORMAL EXPIRATION. In no event shall any part of any Option be exercisable after the date of expiration thereof (the "EXPIRATION DATE"), as determined by the Committee pursuant to SECTION 5.6 above.

          (b) EARLY EXPIRATION UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided by the Committee in the Option Agreement, any portion of a Participant's Option that was not vested and exercisable on the date of the termination of such Participant's employment shall expire and be forfeited as of such date, and any portion of a Participant's Option that was vested and exercisable on the date of the termination of such Participant's employment shall expire and be forfeited as of such date, except that: (i) if any Participant dies or becomes subject to any Disability, such Participant's Option shall expire 180 days after the date of his or her death or Disability, but in no event after the Expiration Date, (ii) if any Participant retires (with the approval of the Board), such Participant's Option shall expire 90 days after the date of his or her retirement, but in no event after the Expiration Date, and
(iii) if any Participant is discharged other than for Cause, such Participant's Option shall expire 90 days after the date of his or her discharge, but in each case in no event after the Expiration Date.

     6.8 WITHHOLDING OF TAXES. (i) The Company shall be entitled, if necessary or desirable, to withhold from any Participant, from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding), the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer the exercise of the Options or the issuance of the Shares thereunder unless indemnified to its satisfaction.

          (ii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a transferee pursuant to SECTION
6.6 of the Plan, the grantee shall remain liable for any withholding taxes required to be withheld upon exercise of such Option by the transferee.

     6.9 ADJUSTMENTS. In the event of a reorganization, recapitalization, stock dividend, or stock split, combination or other reclassification affecting the Common Shares, the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options, and the exercise prices specified therein as may be determined to be appropriate and equitable.

     6.10 RIGHTS OF PARTICIPANTS. Nothing in this Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary for any period of time or to continue his or her present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant's termination of employment (including, but not limited to, the termination by the Company or a Subsidiary without Cause) any portion of such Participant's Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No

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employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.11 AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; PROVIDED that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement, or the rules of any exchange upon which the Common Shares are listed, and no such amendment, suspension, or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Option shall be granted or Common Shares issued hereunder after 5 years from the date this Plan is adopted or the date this Plan is approved by the shareholders, whichever is earlier.

     6.12 AMENDMENT, MODIFICATION, AND CANCELLATION OF OUTSTANDING OPTIONS. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; PROVIDED that no such amendment or modification shall impair the rights of any Participant under any Option in a manner not contemplated hereby without the consent of such Participant adversely affected thereby. With the Participant's consent or as otherwise contemplated hereby, the Committee may cancel any Option and issue a new Option to such Participant.

     6.13 SHAREHOLDER APPROVAL. This Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after this Plan is adopted by the Board. Any Option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve
(12) months before or after the Plan is adopted. Shares issued upon the exercise of any such Option shall not be counted in determining whether such approval is obtained.

     6.14 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding; PROVIDED that any such Committee member shall be entitled to the indemnification rights set forth in this SECTION 6.14 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and FURTHER PROVIDED that upon the institution of any such action, suit, or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

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Adopted by the Board of Directors on May 16, 2002 and approved by the shareholders of the Company on ____________________, 2002.




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